Exhibit 99.1

FOR IMMEDIATE RELEASE

XPERI inc. Announces Fourth Quarter and Full Year 2022 Results

Strong financial performance in first quarter as an independent company

Awarded first design win for TiVo’s video platform in Connected Car

San Jose, Calif. (February 21, 2023) – Xperi Inc. (NYSE: XPER) (the “Company” or “Xperi”), an entertainment technology company that invents, develops, and delivers technologies that enable extraordinary experiences, today announced fourth quarter and full year 2022 financial results for the period ended December 31, 2022.

“Our first quarter as an independent company was underscored by substantial market progress, notable design wins, and strong financial performance,” said Jon Kirchner, chief executive officer of Xperi. “Consumers are demanding higher quality digital experiences and our customers and partners are increasingly selecting our independent media platforms to meet that demand. We are intensely focused on expanding our platform adoption and our recent design wins in Smart TV and Connected Car are a testament to the ongoing success of our growth strategy.”

Financial Highlights

•
Revenue of $136M during the fourth quarter was up 9% from the year-ago period, while full year 2022 revenue of $502M was up 3% from the prior year.
•
Fourth quarter GAAP Net Loss was ($297M), or ($7.06) per share, and non-GAAP Net Income1 was $4M, or $0.08 per share.
•
Adjusted EBITDA1 was $4M for the fourth quarter, resulting in an Adjusted EBITDA margin of 3%.
•
The Company booked a non-cash charge of $258M in the fourth quarter for goodwill impairment and real estate restructuring in connection with its year-end review.
•
Full year results include the Xperi product business on a carve-out basis for the first 9 months, during which time it was part of Xperi Holding Corporation, now known as Adeia Inc. (Nasdaq: ADEA).

1 See discussion of “Non-GAAP Financial Measures” and GAAP to non-GAAP Reconciliation below.

Recent Key Operating Achievements

Media Platform

•
TiVo’s partner Vestel, the first Smart TV OEM to incorporate the TiVo Operating System (TiVo OS), announced the brand lineup for their Smart TVs Powered by TiVo will be Vestel, Hitachi, JVC, Daewoo, Regal, and Telefunken. These TVs will feature chipsets from market-leader MediaTek.
•
TiVo OS will be integrated onto Amlogic’s 4K and 2K chipsets designed for Smart TVs, significantly reducing cost and time-to-market for TV OEMs looking to roll-out TiVo’s independent media platform.

Connected Car

•
Xperi was awarded its first design win for TiVo’s video platform in Connected Car with a major European automobile manufacturer, with vehicles expected to ship in late 2023.
•
DTS AutoStage is now in production with five car brands and being deployed in more than 100 models across 140 countries, demonstrating the global value of our solution.
•
The Company was awarded a new design win for DTS AutoSense, Xperi’s Driver Monitoring System (DMS) and Occupant Monitoring System (OMS), with a major Asian automotive OEM, which will significantly expand Xperi’s DMS and OMS footprint beginning in 2024.
•
Xperi ended 2022 with committed business in Connected Car, consisting of HD Radio, DTS AutoStage, and DTS AutoSense, totaling more than $300M.

Pay TV

•
TiVo IPTV continued its double-digit subscriber growth in the quarter and finished FY22 with subscribers up 80% and revenue more than doubling compared to FY21.
•
TiVo’s IPTV platform won the Fierce Innovation Award for Customer Engagement.

Consumer Electronics

•
DTS:X, Xperi’s immersive audio technology, will be integrated in LG’s new line of OLED and premium LCD TVs, expected to be in the market in the first half of 2023.
•
The Company announced that Sony Pictures Entertainment, IMAX Corp., and DTS have extended their agreement to distribute multiple new titles in the IMAX Enhanced format, featuring DTS’ premium audio technology.
•
Xperi announced DTS:X is expected to launch on Disney+ in 2023.

Financial Outlook

The Company is providing the following guidance for fiscal year 2023.

Category ($ in millions)	GAAP Outlook	Non-GAAP Outlook
Revenue	510 to 540	510 to 540
Adjusted EBITDA Margin[1,2]	n/a	6% to 10%

1 See discussion of “Non-GAAP Financial Measures” below.

2 With respect to Adjusted EBITDA Margin, the Company has determined that it is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure with a reasonable degree of confidence in its accuracy without unreasonable effort, as items including restructuring and impacts from discrete tax adjustments and tax law changes are inherently uncertain and depend on various factors, many of which are beyond the Company's control.

Conference Call Information

The Company will hold its fourth quarter and full year 2022 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Tuesday, February 21, 2023. To access the call toll-free, please dial 1-888-660-6513, otherwise dial +1 929-203-0876. The conference ID is 5483252. All participants should dial in 15 minutes prior to the start of the conference call and can use the conference ID to access the call. The Company also suggests using the webcast link to access the call at Q4 Earnings Call Webcast.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In some cases, you can identify forward-looking statements by the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under the captions “Risk Factors,” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Xperi Inc.

Xperi invents, develops, and delivers technologies that enable extraordinary experiences. Xperi technologies, delivered via its brands and partnerships (DTS®, HD Radio™, TiVo®), and by its startup, Perceive, and IMAX Enhanced, an IMAX and DTS partnership, are integrated into billions of consumer devices and media platforms worldwide, powering smart devices, connected cars and entertainment experiences. Xperi has created a unified ecosystem that reaches highly engaged consumers driving increased value for partners, customers and consumers.

Xperi, DTS, HD Radio, Perceive, TiVo, and their respective logos are trademarks or registered trademarks of affiliated companies and partners of Xperi Inc. in the United States and other countries. All other company, brand and product names may be trademarks or registered trademarks of their respective companies.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted for either one-time or ongoing non-cash acquired intangibles amortization charges; amortization of capitalized cloud computing costs; costs related to actual or planned acquisitions, financing, and divestitures including transaction fees, integration costs, severance, facility closures, and retention bonuses; separation costs; all forms of stock-based compensation; impairment of assets and goodwill; other items not indicative of our ongoing operating performance, and related tax effects for each adjustment. Management believes that the non-GAAP measures used in this release provide investors with important perspectives into the Company’s ongoing business and financial performance and provide a better understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as Adjusted EBITDA, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported GAAP to non-GAAP financial metrics.

Xperi Investor Contact:

Mike Iburg

VP, Investor Relations

+1 408-321-3827

ir@xperi.com

Media Contact:

Amy Brennan

Senior Director, Corporate Communications

+1 949-518-6846

amy.brennan@xperi.com

– Tables Follow –

SOURCE: XPERI INC.

XPER-E

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XPERI INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

Revenue	$135,531	$124,745	$502,260	$486,483
Operating expenses:
Cost of revenue, excluding depreciation and amortization of intangible assets	37,258	37,643	122,946	125,626
Research and development	57,713	50,498	216,355	194,869
Selling, general and administrative	60,506	51,834	217,402	199,921
Depreciation expense	4,804	5,526	20,501	22,584
Amortization expense	16,044	22,045	62,209	105,311
Impairment of long-lived assets	7,724	-	7,724	-
Goodwill Impairment	250,555	-	604,555	-
Total operating expenses	434,604	167,546	1,251,692	648,311
Operating loss	(299,073)	(42,801)	(749,432)	(161,828)
Other income, net	2,117	1,078	1,815	1,590
Loss before taxes	(296,956)	(41,723)	(747,617)	(160,238)
Provision for income taxes	1,090	10,679	13,589	18,840
Net Loss	(298,046)	(52,402)	(761,206)	(179,078)
Less: net loss attributable to noncontrolling interest	(1,016)	(630)	(3,722)	(3,456)
Net loss attributable to the Company	$(297,030)	$(51,772)	$(757,484)	$(175,622)
Loss per share attributable to the Company:
Basic and Diluted loss per share	$(7.06)	$(1.23)	$(18.02)	$(4.18)

Number of Basic and Diluted shares outstanding	42,043	42,024	42,029	42,024

XPERI INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	December 31,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$160,127	$120,695
Accounts receivable, net	64,712	79,494
Unbilled contracts receivable, net	65,251	50,962
Other current assets	42,174	25,985
Total current assets	332,264	277,136
Long-term unbilled contracts receivable	4,289	3,825
Property and equipment, net	47,827	57,477
Operating lease right-of-use assets	52,901	61,758
Intangible assets, net	264,376	270,934
Long-term deferred tax assets	2,096	1,847
Goodwill	-	536,512
Other long-term assets	33,158	19,223
Total assets	$736,911	$1,228,712
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$14,864	$7,362
Accrued liabilities	110,014	84,404
Deferred revenue	25,363	28,211
Total current liabilities	150,241	119,977
Deferred revenue, less current portion	19,129	23,663
Long-term deferred tax liabilities	20,559	14,428
Long-term debt	50,000	-
Noncurrent operating lease liabilities	42,666	49,017
Other long-term liabilities	5,330	5,670
Total liabilities	287,925	212,755
Commitments and contingencies
Company stockholders’ equity:
Net investment by Former Parent	-	1,025,838
Preferred stock	-	-
Common stock	42	-
Additional paid-in capital	1,136,330	-
Accumulated other comprehensive loss	(4,119)	(676)
Accumulated deficit	(668,835)	-
Total Company stockholders’ equity	463,418	1,025,162
Noncontrolling interest	(14,432)	(9,205)
Total equity	448,986	1,015,957
Total liabilities and equity	$736,911	$1,228,712

XPERI INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Twelve Months Ended
	December 31, 2022	December 31, 2021
Cash flows from operating activities:
Net loss	$(761,206)	$(179,078)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation of property and equipment	20,501	22,584
Amortization of intangible assets	62,209	105,311
Stock-based compensation expense	45,303	33,509
Goodwill impairment	604,555	-
Impairment of long-lived assets	7,724	-
Deferred income taxes	(1,602)	6,913
Other	24	(1,754)
Changes in operating assets and liabilities:
Accounts receivable	17,505	(2,416)
Unbilled contracts receivable	(12,473)	15,475
Other assets	(20,439)	15,296
Accounts payable	6,633	(4,018)
Accrued and other liabilities	11,123	(37,249)
Deferred revenue	(8,302)	1,974
Net cash from operating activities	(28,445)	(23,453)
Cash flows from investing activities:
Purchases of property and equipment	(14,207)	(8,893)
Purchases of intangible assets	(166)	(186)
Net cash paid for acquisitions	(50,473)	(12,401)
Net cash from investing activities	(64,846)	(21,480)
Cash flows from financing activities:
Net proceeds from capital contributions by Former Parent	83,235	-
Net transfers from Former Parent	52,802	83,330
Withholding taxes related to net share settlement of restrict awards	(286)	-
Net cash from financing activities	135,751	83,330
Effect of exchange rate changes on cash and cash equivalents	(3,028)	(3,326)
Net increase in cash and cash equivalents	39,432	35,071
Cash and cash equivalents at beginning of period	120,695	85,624
Cash and cash equivalents at end of period	$160,127	$120,695
Supplemental disclosure of cash flow information:
Debt incurred in connection with acquisition	$50,000	$-
Interest paid	$756	$-
Income taxes paid, net of refunds	$13,416	$11,801

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income attributable to the Company:
Three Months Ended
December 31, 2022

GAAP net loss attributable to the Company	$(297,030)

Adjustments to GAAP net loss attributable to the Company:
Stock-based compensation expense:
Cost of revenue	729
Research, development and other	5,266
Selling, general and administrative	9,547
Amortization of intangible assets	16,044
Impairment of long-lived assets	7,724
Goodwill impairment	250,555
Acquisition and separation-related costs:
Transaction and other related costs recorded in selling, general and administrative	2,234
Severance and retention recorded in research, development and other	2,009
Severance and retention recorded in selling, general and administrative	291
Separation-related bonus adjustment recorded in cost of revenue, excluding depreciation and amortization of intangible assets	(24)
Separation-related bonus adjustment recorded in research and development	(67)
Separation-related bonus adjustment recorded in selling, general and administrative	91
Non-GAAP tax adjustment (1)	6,340
Non-GAAP net income attributable to the Company	$3,709

Diluted earnings per share attributable to the Company:
Three Months Ended
December 31, 2022

GAAP loss per share attributable to the Company	$(7.06)

Adjustments to GAAP loss per share attributable to the Company:
Stock-based compensation expense	0.37
Amortization expense	0.38
Impairment of long-lived assets	0.18
Goodwill impairment	5.96
Acquisition and separation-related costs	0.11
Non-GAAP tax adjustment	0.15
Difference in shares used in the calculation	(0.01)
Non-GAAP diluted earnings per share attributable to the Company	$0.08

GAAP weighted average number of shares-basic/diluted	42,043
Non-GAAP weighted average number of shares-diluted	46,470

(1) The provision for income taxes is adjusted to reflect the net direct and indirect income tax effects of the various non-GAAP pretax adjustments.

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands)

(unaudited)

Three Months Ended
December 31, 2022

GAAP loss before taxes	$(296,956)

Interest expense	839
Depreciation expense	4,804
Amortization of intangible assets	16,044
Amortization of capitalized cloud computing costs	527
Impairment of long-lived assets	7,724
Goodwill impairment	250,555
Acquisition and integration-related costs:
Transaction and other related costs recorded in selling, general and administrative	2,234
Severance and retention recorded in research and development	2,009
Severance and retention recorded in selling, general and administrative	291
Separation-related bonus adjustment recorded in cost of revenue, excluding depreciation and amortization of intangible assets	(24)
Separation-related bonus adjustment recorded in research and development	(67)
Separation-related bonus adjustment recorded in selling, general and administrative	91
Stock-based compensation expense:
Cost of revenue	729
Research and development	5,266
Selling, general and administrative	9,547
Non-GAAP Adjusted EBITDA	$3,613